Offerings - Offering: 1	Sep. 06, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.450% Senior Notes due 2034
Amount Registered | shares	500,000,000
Maximum Aggregate Offering Price	$ 499,480,000.00
Fee Rate	0.01476%
Amount of Registration Fee	$ 73,723.25
Offering Note	The Proposed Maximum Offering Price Per Unit is 99.896%.